                                                                   EXHIBIT 10.28

                             PURCHASE ORDER CHANGE



HUGHES
  AIRCRAFT                              NOTE: OUR ORDER NUMBER
                                              INCLUDING PREFIX & SUFFIX LETTERS
                                              MUST APPEAR ON YOUR INVOICE, B/L,
                                              PACKING LISTS, PACKAGES, CASES AND
                                              CORRESPONDENCE

                                                         S131TP


ORDER     VIASAT INCORPORATED                   02/25/97
 AND      2290 COSMOS COURT                     PAGE 1
REMIT     CARLSBAD  CA 92009-1585               P.O. REV NBR:  5
  TO                                            BUYER: THOMAS E. PARRISH
                                                CONFIRMING P.O? : Y
VENDOR NBR: 940987     PHONE: 619-438-8099      CONFIRMED BY: MCCULLOUGH
-------------------------------------------------------------------------------
SHIP  HUGHES DEFENSE COMMUNICATIONS        BILL   HUGHES DEFENSE COMMUNICATIONS
TO    4624 EXECUTIVE BOULEVARD             TO     1010 PRODUCTION ROAD
      FORT WAYNE IN 46808                         FORT WAYNE IN 46808-4106

PAYMENT:   NET 30                     FRGHT PYMT: PREPAID AND ALLOWED
FOB    :   ORIGIN                     TRANS     : BEST WAY - LTR OF INSTRUCTION

REFERENCE INDIANA DIRECT PAY TAX PERMIT: 0005614058 001
-------------------------------------------------------------------------------

                 ***********************************************
                 ***** PURCHASE ORDER CHANGE NOTIFICATION  *****
                 ***********************************************

PO COMMENTS :  THIS SUBCONTRACT IS ISSUED AS THE DELIVERY ORDER HARDWARE
               RELEASE NO. 1, AS CONTAINED IN BASIC ORDERING AGREEMENT (BOA) S114TP AS LINE ITEM 1.- EMUT MODEMS (MX P/N 620307-1). THIS ORDER IS ISSUED ON A FFP BASIS AND INVOICES WILL BE SUBMITTED AND REIMBURSED IN ACCORDANCE WITH PARA. B.3 AS CONTAINED IN BOA S114TP.

               THIS DELIVERY ORDER RELEASE SUPERSEDES LETTER AUTHORIZATION TEP-94-025 DATED 15 MARCH 1994 IN ITS ENTIRETY. ALL TERMS AND CONDITIONS, BOTH DELINEATED AND INCORPORATED BY REFERENCE, AS CONTAINED IN BOA S114TP ARE APPLICABLE TO THIS DELIVERY ORDER RELEASE AND SUPERSEDE THE PO T&C'S ON THE REVERSE SIDE OF THIS DOCUMENT.

               MAGNAVOX SOURCE INSPECTION IS REQUIRED AS A CONDITION OF SHIPMENT. NOTIFY MAGNAVOX NOT LESS THAN FIVE (5) WORKING DAYS PRIOR TO AN ANTICIPATED SHIP DATE AND SUBMIT EVIDENCE OF MAGNAVOX INSPECTION ACCEPTANCE WITH SHIPMENT.

               CHANGE NO. 2 INCORPORATES A REVISED MODEM DELIVERY SCHEDULE AT NO CHANGE IN PRICE. THIS MODIFICATION REFLECTS THE MOA DATED 13 APRIL 1995. THE TOTAL FFP PRICE IS $ *** . ALL OTHER TERMS
               AND CONDITIONS REMAIN UNCHANGED.

               CHANGE NO. 3 IS ISSUED TO *** DUE TO THE

/s/ JOHN HARTMAN              /s/ WILLIAM JENSEN
-----------------------       -----------------------   -----------------------
BUYER'S SIGNATURE             SELLER'S SIGNATURE

DIRECTOR, MATERIALS ENGINEERING

* CONFIDENTIAL TREATMENT REQUESTED

Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act.

                             PURCHASE ORDER CHANGE
HUGHES
  AIRCRAFT                              NOTE: OUR ORDER NUMBER
                                              INCLUDING PREFIX & SUFFIX LETTERS
                                              MUST APPEAR ON YOUR INVOICE, B/L,
                                              PACKING LISTS, PACKAGES, CASES AND
                                              CORRESPONDENCE

                                                         S131TP
                                                               J-1240-5 REV 8/96




ORDER     VIASAT INCORPORATED                   02/25/97
 AND      2290 COSMOS COURT                     PAGE 2
REMIT     CARLSBAD  CA 92009-1585
  TO                                            P.O. REV NBR:  5
                                                BUYER: THOMAS E. PARRISH
                                                CONFIRMING P.O? : Y
VENDOR NBR: 940987     PHONE: 619-438-8099      CONFIRMED BY: MCCULLOUGH
-------------------------------------------------------------------------------


  PART NBR/               PART                                        DELIVERY
ITEM DESCRIPTION          REV      QUANTITY        U/M    UNIT PRICE    DATE
----------------          ---      --------        ---    ----------    ----


*****CONTINUED

               *** IN CONSIDERATION FOR THIS MODIFICATION VIASAT IS
               RESPONSIBLE FOR THE CORRECTION OF ANY SOFTWARE ANOMOLIES DISCOVERED DURING THE EXECUTION OF SYSTEM FAT OR MODEM FAT AND WILL CORRECT SUCH ANOMOLIES AT VIASAT'S EXPENSE. THE TOTAL FFP PRICE IS UNCHANGED AT $ *** . EXCEPT AS SPECIFICALLY
               MODIFIED ABOVE, ALL OTHER T&C'S IN THIS DELIVERY ORDER AND IN BOA S114TP REMAIN UNCHANGED. NOTE: LINE ITEM 004 IS CLOSED AT QTY 40 RECEIVED. REMAINING 10 UNITS ARE TRANSFERRED TO LINE ITEM 005.

               CHANGE NUMBER 4 IS ISSUED TO COVER THE PROCUREMENT OF 264 MODEMS AS EMUT SPARES IN ACCORDANCE WITH VIASAT PROPOSAL NO. 9505007.03 DATED 23 AUGUST 1996. THE UNIT PRICE IS $ *** . THE TOTAL CHANGE ORDER VALUE IS $ *** . THE TOTAL FFP PRICE OF THIS ORDER IS REVISED TO $ *** . THIS CHANGE ORDER SUPERSEDES LETTER AUTHORIZATION TEP-96-096 DATED 9 OCTOBER 1996 IN ITS ENTIRETY. IN ADDITION TO THE QUANTITY OF 264 SPARE MODEMS, HDC HAS THE OPTION TO ORDER ANOTHER 283 SPARE MODEMS AT THE SAME UNIT PRICE PRIOR TO 1 JUNE 1997. EXCEPT AS SPECIFICALLY MODIFIED ABOVE, ALL OTHER TERMS AND CONDITIONS IN THIS DELIVERY ORDER AND IN BOA S114TP REMAIN UNCHANGED.

               CHANGE NO. 5 IS ISSUED TO PROCURE QUANTITY *** PRODUCTION MODEMS UNDER THIS DELIVERY ORDER. THIS ORDER FOR *** MODEMS IS AT BOA S114TP PER UNIT PRICE OF $ *** EACH OR FOR A TOTAL FFP AMOUNT OF $ *** . WITH THIS CHANGE, THE TOTAL FFP PRICE FOR THIS DELIVERY ORDER IS REVISED TO $ *** . THIS RELEASE INCREASES THE TOTAL "PRODUCTION" MODEM QUANTITY ON THIS ORDER FROM *** TO *** MODEMS. THE PAYMENT TERMS INCLUDES AN INITIAL PAYMENT OF $ *** . INVOICABLE BY VIASAT AT THE TIME OF ACKNOWLEDGMENT OF



/s/ John Hartman             /s/ William Jensen
-----------------------       -----------------------   -----------------------
BUYER'S SIGNATURE             SELLER'S SIGNATURE

DIRECTOR, MATERIALS ENGINEERING



* CONFIDENTIAL TREATMENT REQUESTED

                               PURCHASE ORDER CHANGE


HUGHES
  AIRCRAFT                              NOTE: OUR ORDER NUMBER
                                              INCLUDING PREFIX & SUFFIX LETTERS
                                              MUST APPEAR ON YOUR INVOICE, B/L,
                                              PACKING LISTS, PACKAGES, CASES AND
                                              CORRESPONDENCE

                                                         S131TP


ORDER     VIASAT INCORPORATED                   02/25/97
 AND      2290 COSMOS COURT                     PAGE  3
REMIT     CARLSBAD  CA 92009-1585               P.O. REV NBR:  5
  TO                                            BUYER: THOMAS E. PARRISH
                                                CONFIRMING P.O? : Y
VENDOR NBR: 940987     PHONE: 619-438-8099      CONFIRMED BY: MCCULLOUGH
-------------------------------------------------------------------------------


  PART NBR/               PART                                        DELIVERY
ITEM DESCRIPTION          REV      QUANTITY        U/M    UNIT PRICE    DATE
----------------          ---      --------        ---    ----------    ----


***** CONTINUED

               THIS CHANGE ORDER. THIS INITIAL PAYMENT WILL BE RECOUPED AT THE LIQUIDATION AMOUNT OF $ *** PER MODEM DELIVERED I.E. UNIT PRICE OF $ *** . LESS ($ *** .) = NET UNIT PRICE $ *** . IF THE ISSUANCE OF THIS *** QUANTITY ORDER IS TERMINATED AFTER THE INITIAL PAYMENT, THE TERMINATION LIABILITY SCHEDULE AS STATED IN VIASAT LETTER FBM.96.310 DATED 11 NOVEMBER 1996 SHALL APPLY. SINCE THIS SCHEDULE WAS BASED ON QTY. *** , THE ADDITIONAL *** QUANTITY WILL BE EXTENDED FROM MONTH 24 ON A SIMILAR SPEND-RATE PER MONTH BASIS. IN ADDITION, THIS CHANGE ORDER INCORPORATES OTHER AGREEMENTS MADE BETWEEN THE PARTIES, AS WRITTEN AND ACKNOWLEDGED IN THE MEMORANDUM OF NEGOTIATIONS (MON) DATED 14 FEBRUARY 1997. SUCH AGREEMENTS ARE AS STATED BELOW:

               THE MODEM COLD TEMPERATURE PERFORMANCES ISSUE DOCUMENTED IN HDC LETTER TEP-96-099 AND AS WITNESSED AT TERMINAL LEVEL BY MR. GREG SHAW OF VIASAT SHALL BE RESOLVED BY VIASAT AS A NO COST CORRECTIVE ACTION FOR ALL PRODUCTION MODEMS THAT HAVE BEEN BUILT (SHIPPED, OR IN FINISHED GOODS, OR AS WORK IN PROCESS) AS OF THE DATE OF VIASAT RECEIPT OF THIS ORDER. THIS SHALL INCLUDE THE ACTIONS AS DESCRIBED BELOW:

               1. MODEMS SHALL BE RUN IN LOTS OF 25, EACH INFORMALLY CONFIDENCE CHECKED, AND ON A SAMPLING BASIS ON (1) RUN THROUGH LIMITED TEMPERATURE CYCLING.

               2. ONE (1) EACH LOT SHALL BE SUBJECT TO A-LEVEL ACCEPTANCE TESTING; NO B-LEVEL ACCEPTANCE TESTING SHALL BE REQUIRED.

               3. DCRN'S 000529 AND 000530 SHALL BE ISSUED AND INCORPORATED TO CORRECT THE COLD TEMPERATURE PROBLEM.

               SOFTWARE CHANGE ACTIONS DESCRIBED HEREIN SHALL BE CONCURRENTLY INCLUDED IN THE MODEMS SUBJECT TO THIS HARDWARE CORRECTIVE ACTION. FURTHER, VIASAT SHALL PREPARE A DELIVERABLE CODE BUILD CONCURRENT WITH OTHER CODE BUILDS DESCRIBED HERE-



/s/ JOHN HARTMAN              /s/ WILLIAM JENSEN
-----------------------       -----------------------   -----------------------
BUYER'S SIGNATURE             SELLER'S SIGNATURE

DIRECTOR, MATERIALS ENGINEERING


*CONFIDENTIAL TREATMENT REQUESTED

                             PURCHASE ORDER CHANGE

HUGHES
  AIRCRAFT                              NOTE: OUR ORDER NUMBER INCLUDING PREFIX
                                              & SUFFIX LETTERS MUST APPEAR ON
                                              YOUR INVOICE, B/L, PACKING LISTS,
                                              PACKAGES, CASES AND CORRESPONDENCE

                                                         S131TP

                                                               J-1240-5 REV 8/96


ORDER     VIASAT INCORPORATED                   02/25/97
 AND      2290 COSMOS COURT                     PAGE  4
REMIT     CARLSBAD  CA 92009-1585
  TO                                            P.O. REV NBR:  5
                                                BUYER: THOMAS E. PARRISH
VENDOR NBR: 940987     PHONE: 619-438-8099      CONFIRMING PO? : Y
                                                CONFIRMED BY: MCCULLOUGH
-------------------------------------------------------------------------------


  PART NBR/               PART                                        DELIVERY
ITEM DESCRIPTION          REV      QUANTITY        U/M    UNIT PRICE    DATE
----------------          ---      --------        ---    ----------    ----

***** CONTINUED

               IN FOR INCORPORATION IN THE MODEM AS A BASELINE SOFTWARE CHANGE ACTION. THIS BASELINE VERSION OF SOFTWARE SHALL BE APPROVED FOR RELEASE BY HDC AT THE COMPLETION OF THE REGRESSIVE TERMINAL LEVEL TESTING TO OCCUR ON OR BEFORE 07 MARCH 1997. BASELINE SOFTWARE CHANGE ACTIONS DESCRIBED ABOVE SHALL BE CONCURRENTLY INCLUDED IN THE MODEMS SUBJECT TO THE HARDWARE CORRECTIVE ACTIONS DESCRIBED HEREIN.

               THE PARTIES AGREE UPON CTIC USE AND DELIVERY AS FOLLOWS:

               THE CTIC IS PROVIDED GFE TO VIASAT. SHOULD THE GOVERNMENT NOT PROVIDE CTICS IN SUFFICIENT NUMBER TO MEET PRODUCTION DELIVERIES, VIASAT WILL COMPLETE WORK ON THE MONTHLY MODEM DELIVERIES UP TO THE POINT OF THE CTIC INSTALLATION. VIASAT WILL THEN PRESENT THE MODEMS FOR HDC CONTRACTOR SOURCE INSPECTION AND PRELIMINARY ACCEPTANCE. CRITERIA FOR ACCEPTANCE SHALL BE MODEMS ASSEMBLED TO THE POINT OF CTIC INSTALLATION ON THE OEB WITH NO ADDITIONAL SHORTAGES. UPON PRELIMINARY ACCEPTANCE, VIASAT WILL THEN BE ENTITLED TO INVOICE FOR THE FULL PAYMENT AND STORE THE MODEMS UNTIL RECEIPT OF THE CTICS THE CTICS WILL THEN BE INSTALLED, FINAL ASSEMBLY COMPLETED AND ATP PERFORMED. THE MODEMS WILL THEN BE SHIPPED PER HDC INSTRUCTIONS. ANY FAILURE OCCURRING DURING FINAL ATP SHALL BE CORRECTED IN ACCORDANCE WITH BOA S114TP AND THE WARRANTY PERIOD SHALL COMMENCE AFTER EACH SUCCESSFUL COMPLETION OF THE ATP AND MODEM DELIVERY.

               THE PARTIES AGREE UPON THE WEDGELOCK SUPPLY AND INSTALLATION AS
               FOLLOWS: VIASAT AT ITS EXPENSE SHALL INSTALL THE MODEM WEDGELOCKS WITH HDC PROVIDED WEDGELOCKS CONCURRENT WITH THE HARDWARE CORRECTIVE ACTION DESCRIBED HEREIN. NO TEST OR INSPECTION, OTHER THAN STANDARD VIASAT PROCESSES, SHALL BE REQUIRED FOR THIS ACTION.



/s/ JOHN HARTMAN              /s/ WILLIAM JENSEN
-----------------------       -----------------------   -----------------------
BUYER'S SIGNATURE             SELLER'S SIGNATURE

DIRECTOR, MATERIALS ENGINEERING

                             PURCHASE ORDER CHANGE


HUGHES
  AIRCRAFT                              NOTE: OUR ORDER NUMBER INCLUDING PREFIX
                                              & SUFFIX LETTERS MUST APPEAR ON
                                              YOUR INVOICE, B/L, PACKING LISTS,
                                              PACKAGES, CASES AND CORRESPONDENCE

                                                         S131TP

                                                               J-1240-5 REV 8/96


ORDER     VIASAT INCORPORATED                   02/25/97
 AND      2290 COSMOS COURT                     PAGE  5
REMIT     CARLSBAD  CA 92009-1585
  TO                                            P.O. REV NBR:  5
                                                BUYER: THOMAS E. PARRISH
VENDOR NBR: 940987     PHONE: 619-438-8099      CONFIRMING PO? : Y
                                                CONFIRMED BY: MCCULLOUGH
-------------------------------------------------------------------------------


  PART NBR/               PART                                        DELIVERY
ITEM DESCRIPTION          REV      QUANTITY      U/M    UNIT PRICE      DATE
----------------          ---      --------      ---    ----------      ----
***** CONTINUED

     EXCEPT AS SPECIFICALLY MODIFIED ABOVE, ALL OTHER TERMS AND CONDITIONS IN THIS DELIVERY ORDER AND IN BOA S114TP REMAIN UNCHANGED.

      PART NBR/          PART                                         DELIVERY
ITEM DESCRIPTION          REV      QUANTITY      U/M    UNIT PRICE      DATE
----------------          ---      --------      ---    ----------      ----

  4   620307-11                          50      EA         ***       09/29/95
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001    RATING:   D0A7

      COMMENTS : THE ORIGINAL LINE ITEM TOTAL QTY. OF 50 IS CLOSED-OUT AT QTY.
                 10 SHORT, I.E. QTY. 40 HAS BEEN RECEIVED AND BILLED AGAINST THIS LINE ITEM, AND NO FURTHER RECEIPTS ARE REQUIRED

 19   620307-1                          303      EA         ***       03/17/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001    RATING:   DOA7

 20   620307-1                          150      EA         ***       04/15/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001    RATING:   DOA7

 21   620307-1                          130      EA         ***       05/15/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001    RATING:   D0A7



/s/ JOHN HARTMAN                 /s/ WILLIAM JENSEN
-----------------------          -----------------------   --------------------
BUYER'S SIGNATURE                SELLER'S SIGNATURE
DIRECTOR, MATERIALS ENGINEERING



*CONFIDENTIAL TREATMENT REQUESTED

                             PURCHASE ORDER CHANGE
HUGHES
  AIRCRAFT                            NOTE:           OUR ORDER NUMBER
                                              INCLUDING PREFIX & SUFFIX LETTERS
                                              MUST APPEAR ON YOUR INVOICE, B/L,
                                              PACKING LISTS, PACKAGES, CASES AND
                                              CORRESPONDENCE

                                                         S131TP
                                                               J-1240-5 REV 8/96

ORDER     VIASAT INCORPORATED                   02/25/97
 AND      2290 COSMOS COURT                     PAGE  6
REMIT     CARLSBAD  CA 92009-1585
  TO                                            P.O. REV NBR:  5
                                                BUYER: THOMAS E. PARRISH
                                                CONFIRMING PO? : Y
VENDOR NBR: 940987     PHONE: 619-438-8099      CONFIRMED BY: McCULLOUGH
-------------------------------------------------------------------------------


  PART NBR/               PART                                        DELIVERY
ITEM DESCRIPTION          REV      QUANTITY        U/M    UNIT PRICE    DATE
----------------          ---      --------        ---    ----------    ----

***** CONTINUED

 22   620307-1                       120           EA         ***      06/16/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001     RATING:  D0A7

 23   620307-1                        56           EA         ***      07/15/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001     RATING: D0A7

 26   620307-1             A          20           EA         ***      04/15/97
      MODEM,MODULE

      CONTRACT :  DAAB07-94-D-A010-0001     RATING: DOA7

      COMMENTS :  LINE ITEMS 026 - 031 ARE FOR THE SPARE MODEMS REQUIRED UNDER
                  THE PROGRAM. THE TOTAL QTY. OF SPARES ON THESE LINE ITEMS EQUALS 264.

 27   620307-1             A          40           EA         ***      05/15/97
      MODEM,MODULE

      CONTRACT :  DAAB07-94-D-A010-0001     RATING: DOA7

      COMMENTS :  THIS LINE ITEM IS FOR SPARE MODEMS AGAINST THE TOTAL ORDER OF
                  264 SPARES REQUIRED.


 28   620307-1             A          50           EA         ***      06/16/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001             RATING:      DOA7





/s/  JOHN HARTMAN             /s/  WILLIAM JENSEN
-----------------------       -----------------------   -----------------------
BUYER'S SIGNATURE             SELLER'S SIGNATURE

DIRECTOR, MATERIALS ENGINEERING



*CONFIDENTIAL TREATMENT REQUESTED

                             PURCHASE ORDER CHANGE
HUGHES
  AIRCRAFT                            NOTE:          OUR ORDER NUMBER
                                              INCLUDING PREFIX & SUFFIX LETTERS
                                              MUST APPEAR ON YOUR INVOICE, B/L,
                                              PACKING LISTS, PACKAGES, CASES AND
                                              CORRESPONDENCE

                                                        S131TP
                                                              J-1240-5  REV 8/96

ORDER     VIASAT INCORPORATED                   02/25/97
 AND      2290 COSMOS COURT                     PAGE  7
REMIT     CARLSBAD  CA 92009-1585
  TO                                            P.O. REV NBR:  5
                                                BUYER: THOMAS E. PARRISH
                                                CONFIRMING PO? : Y
VENDOR NBR: 940987     PHONE: 619-438-8099      CONFIRMED BY: McCULLOUGH
-------------------------------------------------------------------------------


  PART NBR/               PART                                         DELIVERY
ITEM DESCRIPTION          REV            QUANTITY    U/M   UNIT PRICE    DATE
----------------          ---            --------    ---   ----------    ----

***** CONTINUED

  29  620307-1             A               43        EA       ***      07/08/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001            RATING: DOA7

  30  620307-1             A              100        EA       ***      08/08/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001            RATING: DOA7

  31  620307-1             A               11        EA       ***      09/08/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001            RATING: DOA7

  32  620307-1             A               89        EA       ***      09/08/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001            RATING: DOA7

COMMENTS : THIS REPRESENTS THE FIRST SHIPMENT AGAINST THE *** QTY. ORDER
           PLACED. AS STATED IN THE PO HEADER NOTES, THE $***. INITIAL
           PAYMENT WILL BE LIQUIDATED AGAINST THE DELIVERY OF MODEMS BEGINNING WITH THIS SHIPMENT. SUCH RECOUPMENT WILL BE ACCOMPLISHED BY DEDUCTING $*** FROM THE STATED UNIT PRICE AND VIASAT WILL BE REIMBURSED THIS NET AMOUNT, I.E. $***. LESS ($***.) = NET INVOICED AMOUNT OF
           $***. EACH. ACCORDINGLY, VIASAT INVOICES SHALL INDICATE THE
           FOLLOWING AMOUNTS: QTY. SHIPPED TIMES UNIT PRICE, (LESS) QTY. SHIPPED TIMES ($***.), AND THE RESULTING NET AMOUNT TO BE PAID.




/s/  JOHN HARTMAN             /s/  WILLIAM JENSEN
-----------------------       -----------------------   -----------------------
BUYER'S SIGNATURE             SELLER'S SIGNATURE

DIRECTOR, MATERIALS ENGINEERING


* CONFIDENTIAL TREATMENT REQUESTED

                             PURCHASE ORDER CHANGE
HUGHES
  AIRCRAFT                              NOTE:        OUR ORDER NUMBER
                                              INCLUDING PREFIX & SUFFIX LETTERS
                                              MUST APPEAR ON YOUR INVOICE, B/L,
                                              PACKING LISTS, PACKAGES, CASES AND
                                              CORRESPONDENCE

                                                         S131TP
                                                               J-1240-5 REV 8/96

ORDER     VIASAT INCORPORATED                   02/25/97
 AND      2290 COSMOS COURT                     PAGE  8
REMIT     CARLSBAD  CA 92009-1585
  TO                                            P.O. REV NBR:  5
                                                BUYER: THOMAS E. PARRISH
                                                CONFIRMING PO? : Y
VENDOR NBR: 940987     PHONE: 619-438-8099      CONFIRMED BY: McCULLOUGH
-------------------------------------------------------------------------------


  PART NBR/               PART                                         DELIVERY
ITEM DESCRIPTION          REV            QUANTITY    U/M   UNIT PRICE    DATE
----------------          ---            --------    ---   ----------    ----

***** CONTINUED

  33  620307-1             A                 0       EA     0.00000    10/08/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001                 RATING: DOA7

      COMMENTS : THIS ITEM HAS BEEN DELETED IN ITS ENTIRETY.

  34  620307-1             A             ***         ***       ***     10/15/97
      MODEM,MODULE

      CONTRACT : DAAB07-94-D-A010-0001           RATING: DOA7

COMMENTS : THE SCHEDULE FOR THE QUANTITY 3,911 MODEMS WILL BE DETERMINED AND
           AGREED TO IN ACCORDANCE WITH BOA S114TP CLAUSE F.7.

--------------------------------------------------------------------------------
                                                        PO TOTAL:

          FOR ANY LINE ITEM ABOVE REFERENCING A GOVERNMENT CONTRACT AND PRIORITY RATING, THE FOLLOWING APPLIES:
          THIS IS A RATED ORDER CERTIFIED FOR NATIONAL DEFENSE USE AND YOU ARE REQUIRED TO FOLLOW THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15CFR PART 350)

          ACCEPTANCE OF THIS ORDER CERTIFIES THAT THE SUPPLIER IS NEITHER DEBARRED NOR SUSPENDED BY THE FEDERAL GOVERNMENT.




/s/  JOHN HARTMAN             /s/  WILLIAM JENSEN
-----------------------       -----------------------   -----------------------
BUYER'S SIGNATURE             SELLER'S SIGNATURE

DIRECTOR, MATERIALS ENGINEERING

* CONFIDENTIAL TREATMENT REQUESTED